                                   Exhibit 99
                                   ----------

                       News Release dated July 16, 2003,
                          containing financial results
                         of The Progressive Corporation

PROGRESSIVE
                                                                            NEWS
                                                                         RELEASE
-------------------------------------------------------------------------------

The Progressive Corporation                                     COMPANY CONTACT:
6300 Wilson Mills Road                                           Thomas A. King
Mayfield Village, Ohio  44143                                    (440) 395-2260
http://www.progressive.com

-------------------------------------------------------------------------------

The Company will hold a one-hour conference call on Thursday, July 17, 2003, beginning at 11:00 a.m. eastern time. At that time, the Company will discuss results and address questions. Visit the Company's Web site at http://www.progressive.com/investors/events.asp to register and receive the details for the teleconference or webcast. An instant replay of the conference call will be available until August 1, 2003 by calling 1-800-839-4844 or until July 18, 2004 on our Web site at http://www.progressive.com/investors/archive.asp.

                              FOR IMMEDIATE RELEASE
MAYFIELD VILLAGE, OHIO --July 16, 2003-- The Progressive Corporation today reported second quarter 2003 net income of $286.3 million, or $1.29 per share, compared to $160.4 million, or $.71 per share, in the second quarter last year. Included in net income are net realized gains on securities of $23.1 million, or $.07 per share, for the second quarter 2003 and net realized losses on securities of $3.0 million, or $.01 per share, for the same period last year. Net premiums written and earned increased 27% and 30% to $3,022.8 million and $2,774.9 million, respectively, as compared to the second quarter last year. The Company produced a GAAP combined ratio of 88.8, compared to 93.4 in the same period last year. During the second quarter 2003, the Company had catastrophe losses of $34.1 million, $.10 per share or 1.2 points, compared to $12.0 million, $.03 per share or .6 points, in the same period last year. Recurring investment income was $112.5 million before taxes and $83.6 million after taxes, compared to $117.0 million before taxes and $82.6 million after taxes for the second quarter 2002. See the "Operations Summary" for further information.

         During the second quarter 2003, in light of recent views expressed by the Securities and Exchange Commission over the use of non-GAAP financial measures, the Company elected to discontinue disclosing operating income (defined by the Company as net income excluding net realized gains and losses on securities and nonrecurring items; the Company had no nonrecurring items during 2003 or 2002).

         Progressive's Personal Lines business units write insurance for private passenger automobiles and recreation vehicles. Progressive's Commercial Auto business unit writes primary liability, physical damage and other auto-related insurance for automobiles and trucks owned by small businesses. The Company's other businesses principally include writing lenders' collateral protection and directors' and officers' liability insurance and providing insurance-related services, primarily processing business for Commercial Auto Insurance Procedures
(CAIP), which are state supervised plans serving the involuntary market. See "Supplemental Information" for second quarter 2003 underwriting results.

         During the second quarter 2003, the Company repurchased 1,342,000 of its Common Shares at an average cost of $69.62 per share.

         The Progressive group of insurance companies ranks third in the nation for auto insurance based on premiums written, offering its products by phone at 1-800-PROGRESSIVE, online at progressive.com and through more than 30,000 independent insurance agencies. The Progressive Corporation, the holding company, is publicly traded at NYSE:PGR.

SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS RELEASE AND DURING THE COMPANY'S CONFERENCE CALL THAT ARE NOT HISTORICAL FACT ARE FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO CERTAIN RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL EVENTS AND RESULTS TO DIFFER MATERIALLY FROM THOSE DISCUSSED HEREIN. THESE RISKS AND UNCERTAINTIES INCLUDE, WITHOUT LIMITATION, UNCERTAINTIES RELATED TO ESTIMATES, ASSUMPTIONS AND PROJECTIONS GENERALLY; INFLATION AND CHANGES IN ECONOMIC CONDITIONS (INCLUDING CHANGES IN INTEREST RATES AND FINANCIAL MARKETS); THE EFFECTIVENESS OF THE COMPANY'S ADVERTISING CAMPAIGNS; THE ACCURACY AND ADEQUACY OF THE COMPANY'S PRICING METHODOLOGIES; PRICING COMPETITION AND OTHER INITIATIVES BY COMPETITORS; ABILITY TO OBTAIN REGULATORY APPROVAL FOR REQUESTED RATE CHANGES AND THE TIMING THEREOF; LEGISLATIVE AND REGULATORY DEVELOPMENTS; THE OUTCOME OF LITIGATION PENDING AGAINST THE COMPANY; WEATHER CONDITIONS (INCLUDING THE SEVERITY AND FREQUENCY OF STORMS, HURRICANES, SNOWFALLS, HAIL AND WINTER CONDITIONS); CHANGES IN DRIVING PATTERNS AND LOSS TRENDS; ACTS OF WAR AND TERRORIST ACTIVITIES; COURT DECISIONS AND TRENDS IN LITIGATION AND HEALTH CARE AND AUTO REPAIR COSTS; AND OTHER MATTERS DESCRIBED FROM TIME TO TIME BY THE COMPANY IN RELEASES AND PUBLICATIONS, AND IN PERIODIC REPORTS AND OTHER DOCUMENTS FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION. IN ADDITION, INVESTORS SHOULD BE AWARE THAT GENERALLY ACCEPTED ACCOUNTING PRINCIPLES PRESCRIBE WHEN A COMPANY MAY RESERVE FOR PARTICULAR RISKS, INCLUDING LITIGATION EXPOSURES. ACCORDINGLY, RESULTS FOR A GIVEN REPORTING PERIOD COULD BE SIGNIFICANTLY AFFECTED IF AND WHEN A RESERVE IS ESTABLISHED FOR A MAJOR CONTINGENCY. REPORTED RESULTS MAY THEREFORE APPEAR TO BE VOLATILE IN CERTAIN ACCOUNTING PERIODS.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                               OPERATIONS SUMMARY
                                  June 30, 2003
                      (millions - except per share amounts)

                                                      THREE MONTHS ENDED                           SIX MONTHS ENDED
                                                           JUNE 30,                                    JUNE 30,
                                           -----------------------------------------    ----------------------------------------
                                                                               %                                            %
                                              2003           2002           Change         2003           2002           Change
                                           -----------    ------------    ----------    -----------    ------------    ---------
Direct premiums written                      $3,101.3        $2,433.6            27       $6,040.9        $4,671.4           29
                                           ===========    ============                  ===========    ============
Net premiums written                         $3,022.8        $2,375.4            27       $5,902.1        $4,562.2           29
                                           ===========    ============                  ===========    ============

Revenues:
Premiums earned                              $2,774.9        $2,136.0            30       $5,373.2        $4,103.5           31
Recurring investment income(1)                  112.5           117.0           (4)          228.5           225.1            2
Net realized gains (losses) on securities        23.1           (3.0)            NM           20.0          (17.8)           NM
Service revenues                                 10.5             8.8            19           19.3            16.6           16
                                           -----------    ------------                  -----------    ------------
     Total revenues                           2,921.0         2,258.8            29        5,641.0         4,327.4           30
                                           -----------    ------------                  -----------    ------------
Expenses:
Losses and loss adjustment expenses           1,920.3         1,519.3            26        3,653.8         2,876.7           27
Policy acquisition costs                        306.6           252.1            22          594.3           486.1           22
Other underwriting expenses                     236.5           224.7             5          468.7           414.4           13
Investment expenses                               2.3             2.3            --            5.6             5.3            6
Service expenses                                  6.8             5.4            26           12.7            10.5           21
Interest expense                                 23.7            18.1            31           47.8            36.2           32
                                           -----------    ------------                  -----------    ------------
     Total expenses                           2,496.2         2,021.9            23        4,782.9         3,829.2           25
                                           -----------    ------------                  -----------    ------------

Income before income taxes                      424.8           236.9            79          858.1           498.2           72
Provision for income taxes                      138.5            76.5            81          280.3           161.6           73
                                           -----------    ------------                  -----------    ------------
Net income                                     $286.3          $160.4            78         $577.8          $336.6           72
                                           ===========    ============                  ===========    ============

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding                      217.6           219.8           (1)          217.8           220.1          (1)
                                           ===========    ============                  ===========    ============
       Per share                                $1.32            $.73            81          $2.65           $1.53           73
                                           ===========    ============                  ===========    ============
Diluted:
Average shares outstanding                      217.6           219.8           (1)          217.8           220.1          (1)
Net effect of dilutive stock options              3.9             4.6          (15)            3.7             4.5         (18)
                                           -----------    ------------                  -----------    ------------
       Total equivalent shares                  221.5           224.4           (1)          221.5           224.6          (1)
                                           ===========    ============                  ===========    ============
       Per share(2)                             $1.29            $.71            82          $2.61           $1.50           74
                                           ===========    ============                  ===========    ============


NM = Not Meaningful
------------------------------------------


(1)The following table sets forth the investment yields for the periods ended June 30:

                                                                         Three Months                        Six Months
                                                               ------------------------------     -----------------------------
                                                                        2003            2002                2003          2002
                                                               -------------- ---------------     --------------- -------------
Pretax recurring investment book yield                                  4.2%            5.4%                4.4%          5.3%
Weighted average fully taxable equivalent (FTE) book yield              4.8%            5.9%                5.0%          5.8%
FTE total return:
     Fixed income securities                                            2.6%            3.7%                4.1%          4.2%
     Common stocks                                                     15.1%         (13.4)%               11.6%       (12.7)%
     Total portfolio                                                    4.3%            1.3%                5.2%          1.8%

Note: The Company is reporting total return yields to more accurately reflect the management of the portfolio and evaluation of the investment results. The FTE total return includes recurring investment income, net realized gains (losses) on securities and changes in unrealized appreciation/depreciation on investment securities.

(2)If the Company recorded compensation cost based on the fair-value based accounting method under Statement of Financial Accounting Standards (SFAS)123, "Accounting for Stock-Based Compensation," diluted earnings per share would have been reduced $.03 for the six months ended June 30, 2003, compared to $.03 per share last year.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                            SUPPLEMENTAL INFORMATION
                                  June 30, 2003
                                   (millions)


                                                       THREE MONTHS ENDED                             SIX MONTHS ENDED
                                                            JUNE 30,                                      JUNE 30,
                                           -------------------------------------------    -----------------------------------------
                                             2003            2002            Change          2003            2002         Change
                                           ----------     ------------     -----------    -----------     -----------     ---------
NET PREMIUMS WRITTEN
             Personal Lines - Agent         $1,834.8         $1,473.3             25%       $3,586.2        $2,813.5           27%
             Personal Lines - Direct           799.4            614.5             30%        1,594.7         1,199.6           33%
                                           ----------     ------------                    -----------     -----------
       Total Personal Lines                  2,634.2          2,087.8             26%        5,180.9         4,013.1           29%
       Commercial Auto Business                369.8            261.5             41%          684.0           492.7           39%
       Other businesses                         18.8             26.1           (28)%           37.2            56.4         (34)%
                                           ----------     ------------                    -----------     -----------
              Companywide                   $3,022.8         $2,375.4             27%       $5,902.1        $4,562.2           29%
                                           ==========     ============                    ===========     ===========

NET PREMIUMS EARNED
             Personal Lines - Agent         $1,705.1         $1,336.2             28%       $3,305.6        $2,577.7           28%
             Personal Lines - Direct           755.7            565.2             34%        1,462.8         1,082.2           35%
                                           ----------     ------------                    -----------     -----------
       Total Personal Lines                  2,460.8          1,901.4             29%        4,768.4         3,659.9           30%
       Commercial Auto Business                295.6            208.4             42%          568.3           387.0           47%
       Other businesses                         18.5             26.2           (29)%           36.5            56.6         (36)%
                                           ----------     ------------                    -----------     -----------
              Companywide                   $2,774.9         $2,136.0             30%       $5,373.2        $4,103.5           31%
                                           ==========     ============                    ===========     ===========

PERSONAL LINES - AGENT CR
       Loss and loss adjustment expense         70.5             72.5        2.0 pts.           68.9            71.5      2.6 pts.
         ratio
       Underwriting expense ratio               19.0             21.9        2.9 pts.           19.3            21.2      1.9 pts.
                                           ----------     ------------                    -----------     -----------
                                                89.5             94.4        4.9 pts.           88.2            92.7      4.5 pts.
                                           ==========     ============                    ===========     ===========
PERSONAL LINES - DIRECT CR
       Loss and loss adjustment expense         69.6             67.9      (1.7) pts.           68.1            67.6     (.5) pts.
         ratio
       Underwriting expense ratio               20.1             23.3        3.2 pts.           20.1            23.3      3.2 pts.
                                           ----------     ------------                    -----------     -----------
                                                89.7             91.2        1.5 pts.           88.2            90.9      2.7 pts.
                                           ==========     ============                    ===========     ===========
PERSONAL LINES - TOTAL CR
       Loss and loss adjustment expense         70.2             71.1         .9 pts.           68.6            70.3      1.7 pts.
         ratio
       Underwriting expense ratio               19.4             22.4        3.0 pts.           19.6            21.9      2.3 pts.
                                           ----------     ------------                    -----------     -----------
                                                89.6             93.5        3.9 pts.           88.2            92.2      4.0 pts.
                                           ==========     ============                    ===========     ===========
COMMERCIAL AUTO  BUSINESS - CR
       Loss and loss adjustment expense         62.3             72.4       10.1 pts.           63.5            69.7      6.2 pts.
         ratio
       Underwriting expense ratio               20.3             20.5         .2 pts.           19.8            20.7       .9 pts.
                                           ----------     ------------                    -----------     -----------
                                                82.6             92.9       10.3 pts.           83.3            90.4      7.1 pts.
                                           ==========     ============                    ==========      ===========
OTHER BUSINESSES - CR
       Loss and loss adjustment expense         45.0             62.1       17.1 pts.           56.0            58.8      2.8 pts.
         ratio
       Underwriting expense ratio               39.0             34.9      (4.1) pts.           42.2            36.0     (6.2)pts.
                                           ----------     ------------                    -----------     -----------
                                                84.0             97.0       13.0 pts.           98.2            94.8     (3.4)pts.
                                           ==========     ============                    ===========     ===========
COMPANYWIDE GAAP CR
       Loss and loss adjustment expense         69.2             71.1        1.9 pts.           68.0            70.1      2.1 pts.
         ratio
       Underwriting expense ratio               19.6             22.3        2.7 pts.           19.8            21.9      2.1 pts.
                                           ----------     ------------                    -----------     -----------
                                                88.8             93.4        4.6 pts.           87.8            92.0      4.2 pts.
                                           ==========     ============                    ===========     ===========

COMPANYWIDE STATUTORY CR
       Loss and loss adjustment expense         69.3             71.0        1.7 pts.           68.1            70.1      2.0 pts.
         ratio
       Underwriting expense ratio               18.7             20.8        2.1 pts.           18.7            20.5      1.8 pts.
                                           ----------     ------------                    -----------     -----------
                                                88.0             91.8        3.8 pts.           86.8            90.6      3.8 pts.
                                           ==========     ============                    ===========     ===========

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       ADDITIONAL SUPPLEMENTAL INFORMATION
                                   (millions)

                                                       THREE MONTHS ENDED                             SIX MONTHS ENDED
                                                            JUNE 30,                                      JUNE 30,
                                           -------------------------------------------    -----------------------------------------
                                              2003            2002            Change          2003            2002         Change
                                           ----------     ------------     -----------    -----------     -----------    ----------
COMPANYWIDE CALENDAR YEAR
       Loss and loss adjustment expense         69.2             71.1        1.9 pts.           68.0            70.1      2.1 pts.
         ratio
                                           ==========     ============                    ===========     ===========


COMPANYWIDE ACCIDENT YEAR
       Loss and loss adjustment expense         69.6             70.7        1.1 pts.           67.5            70.0      2.5 pts.
         ratio
                                           ==========     ============                    ===========     ===========

ACTUARIAL ADJUSTMENTS -
      Reserve Decrease/(Increase)
      Prior accident years                    $(9.0)           $(2.6)                         $(3.8)           $11.3
                                                                                                                20.0
     Current accident year                    (10.7)             19.8                         (11.5)
                                           ----------     ------------                    -----------     -----------
     Calendar year actuarial adjustment      $(19.7)            $17.2              NM        $(15.3)           $31.3            NM
                                           ==========     ============                    ===========     ===========

PRIOR ACCIDENT YEARS DEVELOPMENT -
       Favorable/(Unfavorable)
      Actuarial adjustment                    $(9.0)           $(2.6)                         $(3.8)           $11.3
      All other development                     21.4            (6.1)                         (22.8)          (16.9)
                                           ----------     ------------                    -----------     -----------
      Total development                        $12.4           $(8.7)              NM        $(26.6)          $(5.6)       375%
                                           ==========     ============                    ===========     ===========



                                                                   June 30,
                                                          ----------------------------
  POLICIES IN FORCE   (in thousands)                            2003            2002         Change
                                                          ------------     -----------    -----------
                 Agent  - Auto                                  3,797           3,108            22%
                 Direct - Auto                                  1,732           1,386            25%
                 Other Personal Lines (1)                       1,884           1,566            20%
                                                          ------------     -----------
        Total Personal Lines                                    7,413           6,060            22%
                                                          ============     ===========
        Commercial Auto Business                                  336             259            30%
                                                          ============     ===========


NM = Not Meaningful

(1) Includes insurance for motorcycles, recreation vehicles, mobile homes, watercraft, snowmobiles, homeowners and similar items.

                  THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
                       BALANCE SHEET AND OTHER INFORMATION
                      (millions- except per share amounts)

                                                                                                JUNE 30,
                                                                                     -------------------------------
                                                                                        2003              2002
                                                                                     ------------    ---------------
CONDENSED GAAP BALANCE SHEETS:(1)
   Investments -
       Available-for-sale:
             Fixed maturities, at market (amortized cost: $7,760.8 and $6,662.7)        $8,108.7           $6,820.7
             Equity securities, at market
                    Preferred stocks (cost: $773.7 and $682.4)                             813.4              714.5
                    Common equities (cost: $1,591.3 and $1,412.8)                        1,719.4            1,325.5
       Short-term investments, at amortized cost (market: $1,123.6 and $449.3)           1,123.6              449.3
                                                                                     ------------    ---------------
                           Total investments(2)                                         11,765.1            9,310.0
   Net premiums receivable                                                               2,045.0            1,734.0
   Deferred acquisition costs                                                              418.7              364.8
   Other assets                                                                          1,072.5            1,088.4
                                                                                     ------------    ---------------
                           Total assets                                                $15,301.3          $12,497.2
                                                                                     ============    ===============

   Unearned premiums                                                                    $3,853.1           $3,194.0
   Loss and loss adjustment expense reserves                                             4,152.1            3,436.6
   Other liabilities(2)                                                                  1,426.1            1,391.1
   Debt                                                                                  1,489.4            1,096.0
   Shareholders' equity                                                                  4,380.6            3,379.5
                                                                                     ------------    ---------------
                           Total liabilities and shareholders' equity                  $15,301.3          $12,497.2
                                                                                     ============    ===============

  Common Shares outstanding                                                                217.4              218.3
  Book value per share                                                                    $20.15             $15.48
  Return on average shareholders' equity                                                   26.3%              19.8%
  Statutory surplus                                                                     $4,069.1           $2,837.4



(1) Pursuant to SFAS 113, "Accounting and Reporting for Reinsurance of Short-Duration and Long-Duration Contracts," loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $205.8 million at June 30, 2003 and $167.9 million at June 30, 2002.

(2) Amounts include net unsettled security acquisitions of $258.2 million and $378.5 million at June 30, 2003 and 2002, respectively.